SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 9, 2002
                                                   -----------------------------


                             AMERICAN SKIING COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          1-13507                          04-3373730
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction of incorporation       File Number)             Identification No.)
or organization)


P.O. Box 450, Bethel, Maine                                                04217
--------------------------------------------------------------------------------
Address of principal executive offices)                               (Zip Code)




Registrant's telephone number, including area code: (207) 824-8100
                                                    ----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

         Item 2.  Acquisition or disposition of  assets.
                  -------------------------------------

         On May 9, 2002, American Skiing Company completed the sale of Heavenly ski resort in South Lake Tahoe, California to Vail Resorts, Inc. Total consideration, subject to a final working capital and EBITDA adjustment, was $104.9 million, including all liabilities assumed in the transaction. Vail Resorts, Inc., through two subsidiaries, acquired all the partnership interest in Heavenly Valley Limited Partnership, which owns all of the assets related to the operations of the resort, including two undeveloped real estate parcels.

         This document contains both historical and forward-looking statements. All statements other than statements of historical facts are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These forward-looking statements are not based on historical facts, but rather reflect American Skiing Company's current expectations concerning future results and events. Similarly, statements that describe the Company's objectives, plans or goals are or may be forward looking statements. Such forward-looking statements involve a number of risks and uncertainties. American Skiing Company has tried wherever possible to identify such statements by using words such as "anticipate," "assume," "believe," "expect," "intend," "plan," and words and terms similar in substance in connection with any discussion of operating or financial performance. In addition to factors discussed above, other factors that could cause actual results, performances or achievements to differ materially from those projected include, but are not limited to, the following: failure to fully implement the restructuring plan outlined in Company press releases and documents on file with the Securities and Exchange Commission; the Company's substantial leverage; restrictions on the Company's ability to access sources of capital; changes in regional and national business and economic conditions affecting both American Skiing Company's resort operating and real estate segments; adverse weather conditions; failure to renew or refinance existing financial liabilities and obligations or attain new outside financing; and other factors listed from time-to-time in American Skiing Company's documents filed by the Company with the Securities Exchange Commission. The forward looking statements included in this document are made only as of the date of this document and under section 27A of the Securities Act and section 21E of the Exchange Act, American Skiing Company does not have or undertake any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

         Item 7.  Financial Statements and Exhibits.
                  ---------------------------------

(b)      Pro forma financial information.
         The pro forma consolidated balance sheet as of January 27, 2002 and the pro forma consolidated statements of operations for the year ended July 29, 2001, and the six months ended January 27, 2002 and January 28, 2001, presented herein, were derived from our Form 10-K as filed with the Securities and Exchange Commission on November 12, 2001 and our Form 10Q as filed with the Securities and Exchange Commission on March 17, 2002. These pro forma financial statements incorporate the appropriate adjustments as required by Article 11 of Regulation S-X. The pro forma adjustments consist of adjustments related to:

         I. The sale of the Heavenly resort and the related reduction in debt.
         II. The sale of the Sugarbush resort and the related reduction in debt.
         III. The reclassification of the Steamboat resort from an asset held for sale to an asset held for operations.





(c)      SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 24, 2002                     AMERICAN SKIING COMPANY

                                         By: /s/ Christopher Livak
                                            ------------------------------------
                                            Name: Christopher Livak
                                            Title: Vice President Finance

                            PRO FORMA FINANCIAL DATA


         The following unaudited pro forma financial data (the "Pro Forma Financial Data") is derived from the historical financial statements of the Company. The Pro Forma Financial Data and the accompanying notes should be read in conjunction our Form 10-K as filed with the Securities and Exchange Commission on November 12, 2001 and our form 10Q as filed with the Securities and Exchange Commission on March 17, 2002.

         The unaudited pro forma balance sheet data as of January 27, 2002 gives effect to the sale of the Heavenly ski resort as if it had occurred on such date. The unaudited pro forma statement of operations data for the year ended July 29, 2001, the six months ended January 27, 2002 and the six months ended January 28, 2001 gives effect to the sale of the Heavenly ski resort and the sale of the Sugarbush ski resort as if they had occurred on July 31, 2000, July 29, 2001 and July 31, 2000, respectively. Additionally, the pro forma information gives effect to the change in the classification of our the Steamboat ski resort, in Steamboat Springs, Colorado, from an asset held for sale to an asset held for use.

         The Pro Forma Financial Data is not intended to be indicative of either future results of operations or results that might have been achieved had the transactions actually occurred on the dates specified. In the opinion of the Company's management, all adjustments necessary to present fairly the Pro Forma Financial Data have been made based upon the terms and structure of each of the transactions noted above.




                                                                 American Skiing Company
                                                  Unaudited Consolidated Pro Forma Balance Sheet Data
                                                                  as of January 27, 2002
                                                                     (in thousands)

                                                       Record the
                                                        sale of                  Reclass Steamboat            Pro forma
                                    Balance sheet     Heavenly and              Assets from assets          adjusted balance
                                     data as of         related                  held for sale to             sheet as of
                                  January 27, 2002    transactions  Note          held for use     Note    January 27, 2002
                                     as reported

Assets
Current assets
                Cash and cash
                 equivalents       $     22,529       $      (150)  (a, b, c, d)   $          -               $       22,379
                Restricted cash           1,821                  -                            -                        1,821
                Accounts receivable      11,073            (1,866)  (a)                   1,726    (f)                10,933
                Inventory                13,560            (3,699)  (a)                   1,691    (f)                11,552
                Prepaid expenses          7,778              (760)  (a)                     203    (f)                 7,221
                Assets held for
                 sale                    55,026                  -                     (55,026)    (f)                     0
                Deferred income
                 taxes                    2,137              (227)  (a)                       -                        1,910
                                   ------------       ------------                 ------------                -------------
                 Total current
                  assets                113,924            (6,702)                     (51,406)                       55,816

                Property and
                 equipment, net         430,255           (84,419)  (a)                  64,780    (f)               410,616
                Real estate
                 developed for
                  sale                  128,128                  -                        6,500    (f)               134,628
                Investment in
                 real estate
                  subsidiary                  -                  -                            -                            -
                Goodwill                  6,887            (6,887)  (a)                       -                            -
                Intangible assets         8,629            (6,808)  (a)                       -                        1,821
                Deferred financing
                 costs                   14,357            (4,276)  (b, d)                    6    (f)                10,087
                Other assets             29,670              (312)  (a)                      21    (f)                29,379
                                   ------------       ------------                 ------------                -------------
                 Total assets      $    731,850       $  (109,404)                 $     19,901                $     642,347
                                   ============       ============                 ============                =============

Liabilities, Mandatorily Redeemable Preferred Stock and Shareholders' Equity
Current liabilities
                Current portion of
                 long-term debt    $    259,971       $  (91,735)   (a, b, c, d)   $      3,505    (f)               171,741
                Current portion of
                 Subordinated Notes
                 and Debentures         148,529                 -                             -                      148,529
                Accounts payable
                 and current
                 liabilities             75,331          (14,327)   (a, d)                8,605    (f)                69,609
                Deposits and
                 deferred revenue        32,968           (1,710)   (a)                   7,452    (f)                38,710
                                   ------------       -----------                  ------------                 ------------
                 Total current
                  liabilities           516,799         (107,772)                        19,562                      428,589


                Long-term debt                -                 -                             -                            -
                Subordinated notes
                 and debentures               -                 -                             -                            -
                Other long-term
                 liabilities             28,240           (1,571)   (a)                     399    (f)                27,008
                Deferred income
                 taxes                    2,137             (227)   (a)                       -                        1,910
                                   ------------       -----------                  ------------                 ------------
                 Total liabilities      547,176         (109,570)                        19,901                      457,507



Mandatorily Redeemable
                Preferred Stock         247,423                 -                             -                      247,423

Shareholders' Equity                                                                                                       -
                 Common stock,
                  Class A                   150                 -                             -                          150
                 Common stock               167                 -                             -                          167
                 Additional paid-in
                  capital               272,219                 -                             -                      272,219
                 Accumulated
                  deficit             (335,285)               166   (d, e)                    -                    (335,119)
                                   ------------       -----------                  ------------                 ------------
                Total
                   shareholders'
                   equity              (62,749)               166                             -                     (62,583)

Total Liabilities, mandatorily
 redeemable preferred stock and
 shareholders' equity              $    731,850       $ (109,404)                  $     19,901                 $    642,347
                                   ============       ===========                  ============                 ============




                                                                 American Skiing Company
                                                     Unaudited Consolidated Pro Forma Balance Sheet Data
                                                    Summary of Pro Forma Adjustments - Balance Sheet Data
                                                                 as of January 27, 2002
                                                                     (in thousands)
Transaction associated with the sale of Heavenly
                                                                                                     as of
 Balance Sheet Account            Note                     Adjustment                           January 27, 2002
-----------------------          ------                    -----------                          ----------------
Cash and cash equivalents          a             Record cash received from sale of Heavenly        $      96,581
                                   a             Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                              (150)
                                   a             Record expenses related to the sale of Heavenly         (1,835)
                                   b             Repay Heavenly gondola term loan                       (13,533)
                                   b             Prepayment penalty on Heavenly Gondola                    (675)
                                   c             Use proceeds from sale of Heavenly to reduce
                                                  outstanding real estate debt                           (2,000)
                                   d             Use proceeds from sale of Heavenly to reduce
                                                  outstanding Senior credit term facility               (28,604)
                                   d             Use proceeds from sale of Heavenly to reduce
                                                  outstanding senior credit revolving facility          (44,618)
                                   d             Use proceeds from sale of Heavenly to pay
                                                  accrued interest                                       (5,316)
                                                                                                   -------------
                                                                                                           (150)

Accounts receivable                a             Remove historical account balance related to
                                                  Heavenly which was sold as part of the
                                                  transaction                                            (1,866)
                                                                                                   -------------
                                                                                                         (1,866)

Inventory                          a             Remove historical account balance related to
                                                  Heavenly which was sold as part of the
                                                  transaction                                            (3,699)
                                                                                                   -------------
                                                                                                         (3,699)

Prepaid expenses                   a             Remove historical account balance related to
                                                  Heavenly which was sold as part of the
                                                  transaction                                              (760)
                                                                                                   -------------
                                                                                                           (760)

Deferred income taxes              a             Remove historical account balance related to
                                                  Heavenly which was sold as part of the
                                                  transaction                                              (227)
                                                                                                   -------------
                                                                                                           (227)

Property and equipment, net        a             Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                           (84,419)
                                                                                                   -------------
                                                                                                        (84,419)

Goodwill                           a             Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                            (6,887)
                                                                                                   -------------
                                                                                                         (6,887)

Intangible assets                  a             Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                            (6,808)
                                                                                                   -------------
                                                                                                         (6,808)

Deferred financing costs            b            Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                              (400)
                                    d            Write off deferred financing costs on a pro rata
                                                  basis on permanent reduction of senior
                                                  credit facility                                        (3,876)
                                                                                                   -------------
                                                                                                         (4,276)

Other assets                        a            Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                              (312)
                                                                                                   -------------
                                                                                                           (312)

                                                                 American Skiing Company
                                                  Unaudited Consolidated Pro Forma Balance Sheet Data
                                                 Summary of Pro Forma Adjustments - Balance Sheet Data
                                                                 as of January 27, 2002
                                                                     (in thousands)

Transaction associated with the sale of Heavenly
(cont.)

                                                                                                       as of
 Balance Sheet Account            Note                     Adjustment                           January 27, 2002
-----------------------          ------                    -----------                                ----

Current portion of long-term debt   a            Remove historical account balance related         $     (2,980)
                                                  to Heavenly which was sold as part of the
                                                  transaction
                                    b            Repay Heavenly gondola term loan                       (13,533)
                                    c            Use proceeds from sale of Heavenly to reduce
                                                  outstanding real estate debt                           (2,000)
                                    d            Use proceeds from sale of Heavenly to reduce
                                                  outstanding Senior credit term facility               (28,604)
                                    d            Use proceeds from sale of Heavenly to reduce
                                                  outstanding senior credit revolving facility          (44,618)
                                                                                                   -------------
                                                                                                        (91,735)

Accounts payable and current
 liabilities                        a            Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                           (10,511)
                                    a            Accrued fees associated with the sale of
                                                  Heavenly                                                 1,500
                                    d            Use proceeds from sale of Heavenly to pay
                                                  accrued interest on senior credit facility             (5,316)
                                                                                                   -------------
                                                                                                        (14,327)

Deposits and deferred revenue       a            Remove historical account balancerelated
                                                  to Heavenly which was sold as part of the
                                                  transaction                                            (1,710)
                                                                                                   -------------
                                                                                                         (1,710)

Other long-term liabilities         a            Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                            (1,571)
                                                                                                   -------------
                                                                                                         (1,571)

Deferred income taxes               a            Remove historical account balance related
                                                  to Heavenly which was sold as part of the
                                                  transaction                                              (227)
                                                                                                   -------------
                                                                                                           (227)

Accumulated deficit                 e            Record a gain on the sale of Heavenly                     4,042
                                    d            Write off deferred financing costs on a pro rata
                                                  basis on permanent reduction of senior
                                                  credit facility                                        (3,876)
                                                                                                   -------------
                                                                                                   $         166



                                                                 American Skiing Company
                                                 Unaudited Consolidated Pro Forma Balance Sheet Data
                                                Summary of Pro Forma Adjustments - Balance Sheet Data
                                                                as of January 27, 2002
                                                                    (in thousands)


Reclassify Steamboat from an asset held for sale to held for use as of
 Balance Sheet Account            Note                     Adjustment                            January 27, 2002
-----------------------          ------                    -----------                                ----

Accounts receivable                 f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                 $            1,726
                                                                                                   --------------
                                                                                                            1,726

Inventory                           f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                              1,691
                                                                                                   --------------
                                                                                                            1,691

Prepaid expenses                    f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                                203
                                                                                                   --------------
                                                                                                              203

Assests held for sale               f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                           (55,026)
                                                                                                   --------------
                                                                                                         (55,026)

Property and equipment, net         f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                             64,780
                                                                                                   --------------
                                                                                                           64,780

Real Estate developed for sale      f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                              6,500
                                                                                                   --------------
                                                                                                            6,500

Deferred financing costs            f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                                  6
                                                                                                   --------------
                                                                                                                6

Other assets                        f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                                 21
                                                                                                   --------------
                                                                                                               21

Current portion of long-term debt   f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                              3,505
                                                                                                   --------------
                                                                                                            3,505

Accounts payable and current
 liabilities                        f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                              8,605
                                                                                                   --------------
                                                                                                            8,605

Deposits and deferred revenue       f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                              7,452
                                                                                                   --------------
                                                                                                            7,452

Other long-term liabilities         f            Reclass Steamboat Assets from held for sale to
                                                  held for use                                                339
                                                                                                   --------------
                                                                                                   $          339


                                                        American Skiing Company and Subsidiaries
                                                      Unaudited Pro Forma Statement of Operations
                                                           for the Year Ended July 29, 2001
                                                        (in thousands, except per share amounts)




                                                    Fiscal Year
                                                       Ended
                                                   July 29, 2001       Transaction               Pro Forma
                                                    As Reported        Adjustments   Note       As Adjusted

Net revenues:
 Resort                                            $     328,705       $   (70,109) (a, g)      $   258,596
 Real estate                                              96,864              (381) (g)              96,483
                                                   -------------       ------------             -----------
  Total net                                              425,569           (70,490)                 355,079
                                                   -------------       ------------             -----------
Operating expenses:
 Resort                                                  224,719           (45,963) (a, g)          178,756
 Real estate                                              93,422              (245)                  93,177
 Marketing, general and
  administrative                                          52,296            (9,781) (a, g)           42,515
 Non-recurring, restructuring and impairment
  charges                                                 76,045           (14,003) (a, g)           62,042
 Depreciation and amortization                            46,996           (11,686) (a, g, h)        35,310
                                                   -------------       ------------             -----------
  Total operating expenses                               493,478           (81,678)                 411,800
                                                   -------------       ------------             -----------

  Loss from operations                                  (67,909)             11,188                (56,721)

 Interest expense                                         52,815            (9,028) (a, g, h)        43,787
                                                   -------------       ------------             -----------


  Loss before benefit for income taxes                 (120,724)             20,216               (100,508)

 Benefit for income taxes                                      -              1,938  (a, g)           1,938
                                                   -------------       ------------             -----------

  Loss from continuing operations                      (120,724)             22,154                (98,570)


Cumumlative effect of accounting change                  (2,509)                  -                 (2,509)
                                                   -------------       ------------             -----------
Loss before preferred stock dividends                  (118,215)             22,154                (96,061)

Accretion of discount and dividends accrued on
mandatorily redeemable preferred stock                    23,357                  -                  23,357
                                                   -------------       ------------             -----------

Net loss available to common shareholders          $   (141,572)       $     22,154             $ (119,418)
                                                   =============       ============             ===========

Basic and diluted loss per share:
Loss before cumulative effect of accounting
 change                                            $      (4.72)                                $    (3.99)
Cumulative effect of accounting change, net
 of taxes                                                   0.08                                       0.08
                                                   -------------                                -----------
Net loss available to common shareholders          $      (4.64)                                $    (3.91)
                                                   =============                                ===========
Weighted average shares outstanding                       30,525                                     30,525
                                                   =============                                ===========



                                                         American Skiing Company and Subsidiaries
                                                        Notes to Unaudited Pro Forma Financial Date
                                                Summary of Pro Forma Adjustments - Statement of Operations Data
                                                           for the year ended July 29, 2001
                                                                    (in thousands)


                                                                                                         Year Ended
                 Statement of                Note                   Adjustment                          July 29, 2001
                 Operations Item
Revenues

                 Resort                        a    Remove historical results for Heavenly              $    (53,019)
                                               g    Remove historical results for  Sugarbush                 (17,090)
                                                                                                        -------------

                                                      Total Revenue Adjustment                               (70,109)

                 Real Estate                   g    Remove historical results for Sugarbush                     (381)

Expenses
                 Resort                         a    Remove historical results for Heavenly                  (32,986)
                                                g    Remove historical results for Sugarbush                 (12,977)
                                                                                                        -------------
                                                       Total Resort Expense Adjustment                       (45,963)

                 Real Estate                    g    Remove historical results for Sugarbush                    (245)

                 Marketing, General and         a    Remove historical results for Heavenly                   (7,303)
                  Administrative                g    Remove historical results for Sugarbush                  (2,478)
                                                                                                        -------------
                                                       Total Marketing, General, & Admin. Adjustment          (9,781)

                 Non-recurring restructuring    a    Remove historical results for Heavenly                      (30)
                  and impairment charge         g    Remove historical results for Sugarbush                 (13,973)
                                                                                                        -------------
                                                       Total non-recurring restructuring and
                                                        impairment charge                                    (14,003)

                 Depreciation and               a    Remove historical results for Heavenly                   (9,111)
                 amortization                   g    Rmove historical rsults for Sugarbush                    (1,913)
                                                h    Adjustment for deferred financing amortization             (662)
                                                                                                        -------------
                                                       Total Depreciation and amortization
                                                       adjustment                                            (11,686)

                 Interest Expense               a    Remove historical results for Heavenly                       422
                                                g    Remove historical results for Sugarbush                     (67)
                                                h    Reduction in interest expense from sale of
                                                       Heavenly                                               (8,651)
                                                h    Reduction in interest expense from the
                                                       sale of Sugarbush                                        (732)
                                                                                                        -------------
                                                       Total Interest expense adjustment                      (9,028)

                 Income Taxes                   a    Remove historical results for Heavenly                     2,433
                                                g    Remove historical results for  Sugarbush                   (495)
                                                                                                        -------------
                                                                                                        $       1,938


                                                         American Skiing Company and Subsidiaries
                                                       Unaudited Pro Forma Statement of Operations
                                                        for the six months ended January 27, 2002
                                                         (in thousands, except per share amounts)



                                               Six Months Ended
                                               January 27, 2002     Transaction             Pro Forma
                                                 As Reported        Adjustments  Note      As Adjusted

Net revenues:
Resort                                          $       129,157     $  (24,546) (a, g)     $   104,611
Real estate                                              15,106           (303) (a, g)          14,803
                                                ---------------     -----------            -----------
Total net revenues                                      144,263        (24,849)                119,414
                                                ---------------     -----------            -----------

Operating expenses:
Resort                                                   99,450        (16,392) (a, g)          83,058
Real estate                                              16,062            (48) (g)             16,014
Marketing, general and administrative                    29,463         (4,972) (a, g)          24,491
Non-recurring, restructuring and impairment
 charges                                                 27,879               -                 27,879
Depreciation and amortization                            18,838          (3,039)(a, f, h)       15,799
                                                ---------------     ------------           -----------
Total operating expenses                                191,692         (24,451)               167,241

Loss from operations                                   (47,429)            (398)              (47,827)

Interest                                                 27,156          (4,194)(a, g, h)       22,962
                                                ---------------     ------------           -----------

Loss before benefit for income taxes                   (74,585)            3,796              (70,789)

Benefit for income taxes                                      -                -                     -
                                                ---------------     ------------           -----------

Loss from operations                                   (74,585)            3,796              (70,789)

Cumulative effect of accounting change                   18,658                -                18,658
                                                ---------------     ------------           -----------
Loss before preferred stock dividends                  (93,243)            3,796              (89,447)

Accretion of discount and dividends accrued
on mandatorily redeemable preferred stock                15,707                -                15,707
                                                ---------------     ------------           -----------

Net loss available to common shareholders       $     (108,950)     $      3,796           $ (105,154)
                                                ===============     ============           ===========

Basic and diluted loss per share:
Loss before cumulative effect of accounting
 change                                         $        (2.86)                            $    (2.74)
  Cumulateive effect of accounting change,
   net of taxes                                          (0.59)                                 (0.59)
                                                ---------------                            -----------
Net loss available to common shareholders       $        (3.45)                            $    (3.33)
                                                ===============                            ===========
Weighted average shares outstanding                      31,541                                 31,541









                                                         American Skiing Company and Subsidiaries
                                                       Notes to Unaudited Pro Forma Financial Date
                                                Summary of Pro Forma Adjustments - Statement of Operations Data
                                                       for the six months ended January 27, 2002
                                                                    (in thousands)



                                                                                                             For the six
                                                                                                            Months ended
                Statement of            Note                            Adjustment                        January 27, 2002
                Operations Item
                ---------------
Revenues

                Resort                   a    Remove historical results for Heavenly                         $     (23,848)
                                         g    Remove historical results for  Sugarbush                                (698)
                                                                                                             --------------
                                                Total Revenue adjustment                                           (24,546)

                Real estate              a    Remove historical results for Heavenly                                  (235)
                                         g    Remove historical results for  Sugarbush                                 (68)
                                                                                                             --------------
                                                Total Real Estate Revenue adjustment                                  (303)

Expenses
                Resort                   a    Remove historical results for Heavenly                               (15,239)
                                         g    Remove historical results for  Sugarbush                              (1,153)
                                                                                                             --------------
                                                Total Resort expense adjustment                                    (16,392)

                Real estate              g    Remove historical results for Sugarbush                                  (48)

                Marketing,
                general and              a    Remove historical results for Heavenly                                (4,504)
                 administrative          g    Remove historical results for Sugarbush                                 (468)
                                                                                                             --------------
                                                Total Marketing, general, & admin. adjustment                       (4,972)

                Depreciation and
                amortization             a    Remove historical results for Heavenly                                (4,230)
                                         f    Resume depreciation on Steamboat assets                                 2,123
                                         c    Adjustment for deferred financing amortization                          (932)
                                                                                                             --------------
                                                Total Depreciation and amortization adjustment                      (3,039)

                Interest expense         a    Remove historical results for Heavenly                                  (400)
                                         g    Remove historical results for  Sugarbush                                 (32)
                                         h    Reduction in interest expense from sale of Heavenly                   (3,630)
                                         h    Reduction in interest expense from the sale of Sugarbush                (132)
                                                                                                             --------------
                                                Total Interest expense adjustment                            $      (4,194)



                                                         American Skiing Company and Subsidiaries
                                                       Unaudited Pro Forma Statement of Operations
                                                         for the six months ended January 28, 2001
                                                          (in thousands, except per share amounts)

                                                  Six Months
                                               January 28, 2001     Transaction               Pro Forma
                                                 As Reported        Adjustments   Note       As Adjusted

Net revenues:
Resort                                        $         146,450    $    (30,625) (a, g)     $    115,825
Real estate                                              57,941            (173) (g)              57,768
                                              -----------------    -------------            ------------
Total net revenues                                      204,391         (30,798)                 173,593

Operating expenses:
Resort                                                  114,633         (23,333) (a, g)           91,300
Real estate                                              49,794            (123) (g)              49,671
Marketing, general and administrative                    28,310          (5,423) (a, g)           22,887
Depreciation and amortization                            23,957          (5,662) (a, g, h)        18,295
                                              -----------------    -------------            ------------
Total operating expenses                                216,694         (34,541)                 182,153

Loss from operations                                   (12,303)            3,743                 (8,560)

Interest expense                                         27,042          (4,703) (a, g, h)        22,339
                                              -----------------    -------------            ------------

Loss before benefit for income taxes                   (39,345)            8,446                (30,899)

Benefit for income taxes                               (13,746)              969 (a, g)         (12,777)
                                              -----------------    -------------            ------------

Loss from operations                                   (25,599)            7,477                (18,122)

Cumulative effect of accounting change                  (2,509)                -                 (2,509)
                                              -----------------    -------------            ------------
Loss before preferred stock dividends                  (23,090)            7,477                (15,613)

Accretion of discount and dividends accrued
 on mandatorily redeemable preferred stock               11,491                -                  11,491
                                              -----------------    -------------            ------------

Net loss available to common shareholders     $        (34,581)    $       7,477            $   (27,104)
                                              =================    =============            ============

Basic and diluted loss per share:
Loss before cumulative effect of accounting
 change                                       $          (1.22)                             $     (0.97)
  Cumulative effect of accounting change,
   net of taxes                                            0.08                                     0.08
                                              -----------------                             ------------
New loss available to common shareholers      $          (1.14)                             $     (0.89)
                                              =================                             ============
Weighted average shares outstanding                      30,470                                   30,470


                                                         American Skiing Company and Subsidiaries
                                                        Notes to Unaudited Pro Forma Financial Date
                                            Summary of Pro Forma Adjustments - Statement of Operations Data
                                                        for the six months ended January 28, 2001
                                                                      (in thousands)

                                                                                                               Quarter to
                                                                                                               Date Ended
              Statement of Operations       Note                                Adjustment                  January 28,2001
              Item
Revenues

              Resort                         a        Remove historical results for Heavenly                 $     (22,786)
                                             g        Remove historical results for Sugarbush                       (7,839)
                                                                                                             --------------
                                                        Total Revenue adjustment                                   (30,625)

              Real Estate                    g        Sugarbush discontinued operations                               (173)

Expenses
              Resort                         a        Remove historical results for Heavenly                       (16,334)
                                             g        Remove historical results for Sugarbush                       (6,999)
                                                                                                             --------------
                                                        Total Resort Expense adjustment                            (23,333)

              Real Estate                    g        Remove historical results for Sugarbush                         (123)

              Marketing, general             a        Remove historical results for Heavenly                        (4,112)
               and administrative            g        Remove historical results for Sugarbush                       (1,311)
                                                                                                             --------------
                                                        Total Marketing, general, & admin. adjustment               (5,423)

              Depreciation and               a        Remove historical results for Heavenly                        (4,426)
               amortization                  g        Remove historical results for Sugarbush                         (994)
                                             h        Adjustment for deferred financing amortization                  (242)
                                                                                                             --------------
                                                        Total Depreciation and amortization adjustment              (5,662)

              Interest expense               a        Remove historical results for Heavenly                            430
                                             g        Remove historical results for Sugarbush                          (34)
                                             h        Reduction in interest expense from sale of Heavenly           (4,715)
                                             h        Reduction in interest expense from the sale of Sugarbush        (384)
                                                                                                             --------------
                                                        Total Interest expense adjustment                           (4,703)

              Income taxes                   a        Remove historical results for Heavenly                           (52)
                                             g        Remove historical results for Sugarbush                         1,021
                                                                                                             --------------
                                                        Total Income taxes adjustment                        $          969


                             American Skiing Company
              Notes to Unaudited Pro Forma Combined Financial Data


General
On March 26, 2002 American Skiing Company entered into a purchase and sale agreement to sell the Heavenly ski resort in Lake Tahoe, CA and all related assets to Vail Resorts, Inc. On May 9, 2002, the sale of Heavenly was completed. The proceeds from the sale were used to reduce outstanding indebtedness, and to pay fees associated with the sale and fees of our senior credit facility. The attached pro forma statements of operation remove the results from operations for the Heavenly ski resort and adjust interest expense and the amortization of deferred loan costs as if the sale of Heavenly was completed on the first day of the period being presented. The attached pro forma balance sheet as of January 27, 2002 assumes that the sale was completed as of that date.

We had previously identified the Steamboat ski resort as a potential asset to be sold prior to July 29, 2001, and had classified the assets related to the Steamboat ski resort as "assets held for sale". We no longer intend to sell the Steamboat resort and in the attached pro forma balance sheet have reclassified all of the assets and liabilities of Steamboat from held for resale back to held held for use. On April 16, 2002, Triple Peaks, LLC, the proposed purchaser of the Steamboat Resort, filed a complaint against American Skiing Company in state court in Colorado seeking specific performance of a January 24, 2002 purchase agreement between Triple Peaks and American Skiing for the sale of the resort as well as damages for breach of contract. American Skiing has denied that Triple Peaks is entitled to specific performance, and is vigorously defending this suit. No assurance can be given, however, that Triple Peaks will not be awarded specific performance and if the court were to award specific performance to Triple Peaks in a final order not subject to appeal, American Skiing could be forced to consummate the sale of the Steamboat ski resort to Triple Peaks.

We also completed the sale of the Sugarbush ski resort on September 28, 2001. In the attached pro forma statements of operation the results for the Sugarbush ski resort have been removed to the extent included in the historical numbers.

(a) On May 9, 2002, American Skiing Company completed the sale of Heavenly ski resort in South Lake Tahoe, California to Vail Resorts, Inc. The total sales price was $102 million, net of purchase price adjustments of $2.4 million and current liabilities assumed by the buyer of $5.3 million, the total consideration for the sale was $104.9 million. In conjunction with the transaction Vail Resorts, Inc. also assumed $2.8 million in capital leases (as of January 27, 2002 the balance of these capital leases were $3.0 million), leaving $96.8 million in net proceeds. We also paid $1.8 million in costs related to the transaction. The net proceeds after transaction costs were $95.0 million. We also have accrued an additional $1.5 million associated with the Heavenly sale which includes an anticipated $.5 million in liquidated damages relating to the Steamboat sale. As part of the pro forma adjustments, all results from operations and historical balance sheet account balances are being removed in the pro forma financial statements for the Heavenly Ski Resort.


(b) In conjunction with the sale of Heavenly, we were required to repay a term loan that was collateralized by a gondola at Heavenly. On a pro forma basis as of January 27, 2002, we repaid the outstanding balance on this loan of $13.5 million and were also required to pay a prepayment penalty and accrued interest of $0.7 million. We also wrote off the remaining unamortized deferred loan fees associated with this facility of $0.4 million.

(c) As part of the sale of Heavenly, we sold two parcels of real estate owned by American Skiing Company Resort Properties for approximately $2 million. The total sales price of $102 million for the Heavenly ski resort included the $2 million that was attributable to these parcels. The $2 million in proceeds for these parcels were used to repay $2 million of its real estate senior credit facility.

(d) On a pro forma basis net proceeds related to the sale of Heavenly were $94.7 million. After repaying the term loan ((b) above) and the real estate senior credit facility ((c) above), the remaining proceeds of $78.5 million were used to make a permanent reduction to our senior credit facility term loan of $28.6 million, reduce the outstanding balance on our senior credit revolving facility by $44.6 million and pay accrued interest on this facility of $5.3 million. Total borrowings under the senior credit term facility were reduced from $61.5 million to $32.9 million. Total available borrowings under our senior credit revolving facility was reduced from $94.6 million to $52.1 million. In connection with the permanent reductions to our senior credit facilities we also wrote off a pro-rata share of the total deferred financing fees of approximately $3.9 million.

(e) On a pro forma basis as of January 27, 2002, based on the actual closing date of May 9, 2002 we had a gain on the sale of Heavenly of approximately $4.0 million.


(f) We announced a financial restructuring package on May 30, 2001, which was a strategic plan to improve our capital structure and enhance future operating performance. Other components of the plan include cost savings, including previously announced staff reorganization and reductions, and the proposed sale of our Steamboat resort in Colorado. We reclassified Steamboat as an asset held for sale at that time. We no longer intend on selling the Steamboat resort and have reclassified all of the related balance sheet accounts from assets held for sale to the appropriate balance sheet accounts as held for use. At the time the Steamboat assets and liabilities were classified as held for sale, depreciation on these assets were ceased. On a pro forma basis we have added the depreciation back to the statement of operations for the six months ended January 27, 2002 related to the Steamboat assets. The basis used to calculate the depreciation has been adjusted to reflect the $75.5 million in impairment charges that were recorded in quarter four of fiscal 2001 and quarter two of fiscal 2002.


(g) We sold the Sugarbush ski resort on September 28, 2001 for a gross sales price of $8.7 million. There were approximately $1.1 million of purchase price adjustments and expenses associated with the sale, leaving $7.6 million in net proceeds. Proceeds from the sale of Sugarbush were used to reduce outstanding debt under our senior credit facility. Approximately $2.2 million was used to make a permanent reduction to our senior credit facility term loan and $5.4 million was used reduce the outstanding balance on our senior credit revolving facility. The pro forma adjustments include adjustments for the removal of all results from operations and balance sheet account balances to the extent that they are included in the historical balances.

(h) In connection with the sale of Sugarbush and Heavenly resorts we reduced outstanding indebtedness by $7.6 million related to the Sugarbush sale and $97.8 million associated with the Heavenly sale. Using actual interest rates during the period being presented we reduced interest expense based on the assumption that the proceeds from these sales were received on the first day of that period. We have also made a pro forma adjustment for the amortization of deferred financing fees associated with any debt that would have been retired on a pro forma basis.